UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Pentair, plc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

V1.1 *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. PENTAIR PLC C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717 Your Vote Counts! PENTAIR PLC 2022 Annual General Meeting For holders as of: March 18, 2022 Vote by May 15, 2022 11:59 PM EDT D66067-P66843 You invested in PENTAIR PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2022. Get informed before you vote View the Annual Report, Notice of Annual General Meeting, Proxy Statement, Irish Financial Statements and Related Reports online OR you can receive a free paper or email copy of the voting material(s) by requesting prior to May 3, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Claridge’s Brook Street Mayfair Vote in Person at the Meeting* May 17, 2022 8:00 a.m. Local Time (BST) London W1K 4HR, United Kingdom

1. To re-elect director nominees: 1a. Mona Abutaleb Stephenson 1b. Melissa Barra 1c. Glynis A. Bryan 1d. T. Michael Glenn 1e. Theodore L. Harris 1f. David A. Jones 1g. Gregory E. Knight 1h. Michael T. Speetzen 1i. John L. Stauch 1j. Billie I. Williamson 2. To approve, by nonbinding, advisory vote, the compensation of the named executive officers. 3. To ratify, by nonbinding, advisory vote, the appointment of Deloitte & Touche LLP as the independent auditor of Pentair plc and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the auditor’s remuneration. 4. To authorize the Board of Directors to allot new shares under Irish law. 5. To authorize the Board of Directors to opt-out of statutory preemption rights under Irish law (Special Resolution). 6. To authorize the price range at which Pentair plc can re-allot shares it holds as treasury shares under Irish law (Special Resolution). To consider and act on such other business as may properly come before the Annual General Meeting or any adjournment. D66068-P66843 Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. For For For For For For For For For For For For For For For